Business Combinations	12 Months Ended
Dec. 31, 2018
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Business Combinations
33	BUSINESS COMBINATIONS

a)	Adexus S.A. acquisition

In June 2015, the Company acquired 44% of the shares of the Chilean entity Adexus S.A., whose principal economic activity is the provision of information technology solutions. At December 31, 2015, the Company concluded that joint control existed and that the type of joint agreement qualified as a joint venture; therefore, the investment was accounted for using the equity method in the Group’s consolidated financial statements (Note 16-b).

In January 2016, the Group acquired an additional shareholding of 8%, reaching a 52% shareholding; the agreed consideration of S/8.3 million was contributed through debt capitalization. The increase in participation did not change the classification of the investment as a joint venture. Subsequently, in August 2016, the Group obtained an additional stake of 39.03%, reaching 91.03% of its capital and obtaining control. The agreed consideration of S/14 million was initially disbursed as debt and then capitalized in the same period.

Losses arising from the re-measurement at fair value of the previously held interest amounted to S/6.8 million, which was recognized in the statement of income within “Other income and expenses, net”, at the date of acquisition of that additional interest in 2016 (Note 29).

Upon obtaining control, the Company has applied the acquisition method set forth in IFRS 3 “Business Combinations” to determine the goodwill acquired. In June 2018, the company acquired an additional 8.96% interest and obtained 99.99%. The consideration was S/14 million, which arises from a debt capitalization.

b)	Morelco S.A.S. acquisition

On December 23, 2014, the Company acquired control of Morelco S.A.S. (Morelco) through it’s subsidiary GyM S.A., with the purchase of 70% of its shares representing the capital stock. Morelco is an entity domiciled in Colombia, whose principal economic activity is the provision of construction and assembly services. This acquisition forms part of the Group’s expansion plans in markets with high growth potential such as Colombia and in attractive industries such as mining and energy.

At December 31, 2014, the Company determined goodwill on this acquisition based on an estimated purchase price of US$93.7 million (equivalent to S/277.1 million) which included cash payments made of US$78.5 million (S/237.5 million, approximately) and estimated payables of US$15.1 million (equivalent to S/45.7 million), which according to what was agreed between the parties, would be defined after the review of the balance sheet of the acquired entity mainly referring to working capital, cash and financial debt and the determination of the definitive value of the contracted works pending to execute (backlog) of the acquired business. The estimated purchase price was distributed among the provisional fair values of the assets acquired, and liabilities assumed.

As a result of this distribution, a goodwill of US$36.1 million (equivalent to S/105.8 million) was determined.

Non-controlling interest put and call options

In accordance with the shareholders’ agreement entered into for the purchase of Morelco, the subsidiary GyM entered into a put and call option contract on 30% of the shares of Morelco held by the non-controlling shareholders. Through this contract, the non-controlling shareholders obtain a right to sell their shares within the term and amount established in the contract (put options). The period for exercising the option begins on completion of the second year of the purchase and expires in the tenth year. The exercise price is based on a multiple of EBITDA less net financial debt and until the months 51 and 63 from the date of the agreement, a minimum value is set based on the price per share that GyM paid to acquire 70% of Morelco shares.

The subsidiary GyM obtains the right to purchase the same shares for a period of 10 years and at a determined price similar to that of the aforementioned put options, except that the minimum value applies to the entire term of the option (call options).

Under IFRS, the put option represents an obligation for the Company to purchase shares of the non-controlling interest and, consequently, the Group recognizes a liability measured by the fair value of that option. Because the Group concluded that as a result of this contract, did not acquire the significant risks and rewards inherent to the stock option package, the initial recognition of this liability was charged to an equity account of the controlling stockholders, under the heading of other reserves.

The value of the liability for the put option was estimated by the present value of the expected redemption amounts based on the weighted estimates of Morelco’s financial results and the exercise dates of the option. The Company expects the put options to be exercised on the day following the transfer date of the option. The expected redemption of the non-controlling interest is as follows: 66.67% in the second year, 33.33% in the fourth year and the remaining shares will be sold in the fifth year from the date of grant of the option. The discount rate used to calculate the present value of the expected redemption amounts reflects the risk-free rate of market participants comparable to the Company and reflects the fact that the Group expects to pay the minimum price of the agreement. As of December 31, 2018, the value of the liability amounts to S/103.7 million applying a discount rate of 2.57% for the first year, 2.55% for the second year and 2.53% for the third year (as of December 31, 2017, the value was S/105.4 million applying a discount rate of 1.79% for the first year, 2.03% for the second year and 2.12% for the third year). In 2018, changes in the fair value of the put option for S/1.77 million had been recognized in the income statement, included in “Other income and expenses, net” and in “financial income and expenses”.